UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

MDC PARTNERS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-13718	98-0364441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 8, 2021, MDC Partners Inc. (the “Company”) entered into a third supplemental indenture (the “Third Supplemental Indenture”) among the Company, the note guarantors party thereto (the “Note Guarantors”) and The Bank of New York Mellon, as trustee (the “Trustee”), with respect to the 7.500% Senior Notes due 2024 of the Company (the “Notes”). The Third Supplemental Indenture amends and supplements the indenture, dated as of March 23, 2016, (the “Original Indenture”) among the Company, the Note Guarantors and the Trustee, as supplemented by a first supplemental indenture, dated as of September 16, 2020 (the “First Supplemental Indenture”), as further supplemented by a second supplemental indenture, dated as of January 13, 2021 (the “Second Supplemental Indenture,” and together with the Original Indenture and the First Supplemental Indenture, the “Indenture”).

The Third Supplemental Indenture provides for the amendment and waiver of certain terms of the Indenture in connection with the previously announced proposed transactions with the subsidiaries of Stagwell Media LP, which will be operative only from the Operative Time (as defined in the Third Supplemental Indenture) on the terms described in the Third Supplemental Indenture. In connection with the consents of certain bondholders to effect the amendments and waivers included in the Third Supplemental Indenture, the Company paid to holders of the Notes as of 5:00 p.m., New York City time, on January 20, 2021 (the “Record Date”), $20 in respect of each $1,000 principal amount of Notes outstanding held by the relevant holder as at the Record Date.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

On February 8, 2021, the Company issued a press release announcing the execution of the Third Supplemental Indenture. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Third Supplemental Indenture, dated as of February 8, 2021, among MDC Partners Inc., the Note Guarantors party thereto and the Bank of New York Mellon, as trustee.
99.1	Press Release dated February 8, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2021

MDC Partners Inc.

By:	/s/ David Ross
David Ross
Executive Vice President and General Counsel